[Two graphics were omitted from the bottom of each page in this report that consisted of the corporate logos of Credit Suisse First Boston and Morgan Stanley Dean Witter.]

                      OCTOBER 1999
--------------------------------------------------------------------------------

          INVESTOR INFORMATION
          CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
          COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
          SERIES 1999-C1


Under no circumstances shall the information presented hereby constitute an offer to sell or the solicitation of an offer to buy any security, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation ("CSFB") and Morgan Stanley Mortgage & Co. Incorporated ("MS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by CSFB and MS from sources that CSFB and MS believe to be reasonably reliable. However, CSFB and MS make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities referred to herein and only upon your review of the prospectus and prospectus supplement. This information may not be delivered by you to any other person without CSFB's and MS's prior written consent. CSFB and MS may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. CSFB and MS and/or their employees may from time to time have a long or short position in any security discussed herein.

CREDIT | FIRST
SUISSE | BOSTON                                       MORGAN STANLEY DEAN WITTER

TABLE OF CONTENTS
--------------------------------------------------------------------------------


PAGE

o     OVERVIEW
o     COLLATERAL OVERVIEW
o     PROPERTY TYPES
o     GEOGRAPHIC DISTRIBUTION
o     UNDERWRITING CHARACTERISTICS
o     CALL PROTECTION PROVISIONS
o     CERTIFICATE DESCRIPTION
o     TOP TEN MORTGAGE LOANS
o     MARKET ISSUES - HOTELS
o     MARKET ISSUES - CREDIT TENANT LEASE LOAN - ACCOR LOANS
o     MARKET ISSUES - RETAIL
o     MARKET ISSUES - SUBORDINATE FINANCINGS


Under no circumstances shall the information presented hereby constitute an offer to sell or the solicitation of an offer to buy any security, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation ("CSFB") and Morgan Stanley Mortgage & Co. Incorporated ("MS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by CSFB and MS from sources that CSFB and MS believe to be reasonably reliable. However, CSFB and MS make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities referred to herein and only upon your review of the prospectus and prospectus supplement. This information may not be delivered by you to any other person without CSFB's and MS's prior written consent. CSFB and MS may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. CSFB and MS and/or their employees may from time to time have a long or short position in any security discussed herein.

OVERVIEW (1)
--------------------------------------------------------------------------------

o CSFB 1999-C1:                 $1.19 Billion (approximate) Conduit
o CO-LEAD MANAGERS              Credit Suisse First Boston Corporation ("CSFB")
    AND JOINT BOOKRUNNERS:      Morgan Stanley & Co. Incorporated ("MS")
o MORTGAGE LOAN SELLERS:        Credit Suisse First Boston Mortgage Capital LLC(86%)
                                Morgan Stanley Mortgage Capital Inc. (14%)
o RATING AGENCIES:              Duff & Phelps
                                Fitch IBCA
                                Moody's
o SPECIAL SERVICER:             Lennar Partners, Inc.
o MASTER SERVICER:              Wells Fargo Bank, NA
o TRUSTEE:                      The Chase Manhattan Bank
o CERTIFICATE ADMINISTRATOR:    Norwest Bank Minnesota, NA
o INFORMATION (OCT. 11-15):     Preliminary Prospectus ("Reds")
                                Rating Agency Pre-Sale Reports
                                Collateral & Structural Term Sheet
o THIRD PARTY MODELS:           Conquest
                                Trepp
                                Intex
o PRICING:                      Week November 1, 1999
o CLOSING:                      On or about November 5, 1999

(1) All percentages and dollar amounts referred to herein are approximate.

COLLATERAL OVERVIEW
--------------------------------------------------------------------------------
o INITIAL POOL BALANCE (1):                                      $1,187,129,449

o NUMBER OF MORTGAGE LOANS:                                      153 loans

o NUMBER OF MORTGAGED PROPERTIES:                                192

o AVERAGE MORTGAGE LOAN BALANCE:                                 $7.76 million

o TOP THREE LOANS (% OF POOL):                                   13%

o TOP TEN LOANS (% OF POOL):                                     34%

o WEIGHTED AVERAGE DSCR (2):                                     1.41x

o WEIGHTED AVERAGE LTV (2):                                      67%

o WEIGHTED AVERAGE BALLOON/ARD LTV (2):                          59%

o WEIGHTED AVERAGE REMAINING TERM (3):                           119 months

o WEIGHTED AVERAGE REMAINING LOCK-OUT
    PLUS YIELD MAINTENANCE:                                      114 months
--------------
(1) Subject to a permitted  variance  of plus or minus 5%.
(2) Excluding  the credit lease loans.
(3) To the earlier of Maturity or Anticipated Repayment Date.

PROPERTY TYPES
--------------------------------------------------------------------------------

o PROPERTY TYPE - % BY POOL BALANCE

[A graphic was omitted that consisted of a pie chart that indicated the percentage of the types of properties in the Intial Pool Balance.]

                                  LESS THAN 3%
                             UNANCHORED RETAIL 2.8%
                           EXTENDED STAY LODGING 2.4%
                              SPECIAL PURPOSE 2.3%
                               SELF-STORAGE 1.5%
                     MANUFACTURED HOUSING COMMUNITIES 0.2%

                               CREDIT LEASE 3.4%

                          LIMITED SERVICE LODGING 3.6%

                                COOPERATIVE 3.9%

                           FULL SERVICE LODGING 4.2%

                                 MIXED USE 6.3%

                                INDUSTRIAL 6.6%

                               MULTIFAMILY 15.1%

                             ANCHORED RETAIL 17.9%

                                  OFFICE 29.9%

GEOGRAPHIC DISTRIBUTION
--------------------------------------------------------------------------------

o LOCATION - % BY POOL BALANCE

  Less than 1.00% [ ]   1.00-5.99% [ ]   6.00-9.99% [ ]   Greater than 9.99% [ ]

[A graphic was omitted that consisted of a map of the United States that illustrated the number of properties in each state and their respective percentage of the Initial Pool Balance by state.]

IDAHO
0.30%

UTAH
0.60%

SOUTH DAKOTA
0.20%

MISSOURI
2.50%

MINNESOTA
1.90%

ILLINOIS
1.30%

WISCONSIN
0.80%

INDIANA
2.60%

OHIO
0.80%

PENNSYLVANIA
2.80%

MASSACHUSETTS
4.60%

CONNECTICUT
0.40%

NEW YORK
21.20%

NEW JERSEY
3.10%

MARYLAND
1.10%

WASHINGTON, DC
3.50%

VIRGINIA
0.80%

WEST VIRGINIA
0.60%

TENNESSEE
0.20%

NORTH CAROLINA
1.30%

GEORGIA
1.00%

SOUTH CAROLINA
0.30%

FLORIDA
8.70%

PUERTO RICO
3.30%

KENTUCKY
0.30%

MISSISSIPPI
0.10%

ARKANSAS
0.10%

TEXAS
3.70%

NEW MEXICO
0.70%

ARIZONA
1.70%

COLORADO
4.70%

CALIFORNIA
18.10%

NEVADA
0.10%

OREGON
0.90%

WASHINGTON
5.70%

UNDERWRITING CHARACTERISTICS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     % OF INITIAL          NUMBER OF
                                     POOL BALANCE       MORTGAGE LOANS
--------------------------------------------------------------------------------

Funded Reserves(1)
   Taxes                                  99%                  137
   Insurance                              94                   128
   CapEx/Replacement Reserves             85                   106
   TI & LC (2)                            83                    64

Cash Management
   Hard Lockbox                           44%                   33
   Springing Lockbox                      36                    50
   None                                   19                    70

Borrower
     Single Purpose Entity                95%                  123
--------------------------------------------------------------------------------

(1) Includes loans with funded and/or collected reserves. Excluding the credit lease loans.
(2) Includes office, retail, industrial and mixed use properties. Percent of office, retail and industrial properties.

CALL PROTECTION PROVISIONS
--------------------------------------------------------------------------------


o  CALL PROTECTION BY PREPAYMENT RESTRICTIONS CATEGORIES (1)


[A graphic was omitted that consisted of a horizontal bar graph illustrating the interest payments and principal windows of each class of certificates.]

--------------
(1) Any unplotted amounts are assumed to be zero; may not add up to 100% due to rounding

CERTIFICATE DESCRIPTION
--------------------------------------------------------------------------------

                                                                                     AVERAGE      EXPECTED
            EXPECTED            CERTIFICATE            % OF           CREDIT          LIFE        PRINCIPAL
CLASS       RATING(1)             BALANCE (2)        TRANSACTION    ENHANCEMENT     (YEARS)(3)    WINDOW(3)
-------------------------------------------------------------------------------------------------------------
A-1      AAA/AAA/Aaa           $199,500,000           16.81%          26.50%          5.70       11/99-01/08
A-2      AAA/AAA/Aaa            673,000,000           56.69           26.50           9.42       01/08-09/09
A-X      AAA/AAA/Aaa          1,187,129,449             NAP             NAP           9.15       11/99-03/19
B        AA/AA/Aa2               53,400,000            4.50           22.00           9.86       09/09-09/09
C        A/A/A2                  59,400,000            5.00           17.00           9.86       09/09-09/09
D        A-/A-/A3                14,800,000            1.25           15.75           9.86       09/09-09/09
E        BBB/BBB/Baa2            41,600,000            3.50           12.25           9.86       09/09-09/09
F        BBB-/BBB-/Baa3          20,700,000            1.75           10.50           9.93       09/09-10/09
G(4)     NR/BB+/NR               32,700,000            2.75            7.75           9.94       10/09-10/09
H(4)     NR/BB/NR                23,700,000            2.00            5.75           9.97       10/09-11/09
J(4)     NR/BB-/NR               11,900,000            1.00            4.75          10.03       11/09-11/09
K(4)     NR/B+/NR                11,900,000            1.00            3.75          10.07       11/09-06/10
L(4)     NR/NR/B2                16,000,000            1.35            2.40          12.79       06/10-09/13
M(4)     NR/NR/B3                 9,500,000            0.80            1.60          15.32       09/13-06/17
N(4)     NR/CCC/NR                7,100,000            0.60            1.00          18.89       06/17-03/19
O(4)     NR/NR/NR                11,929,449            1.00            0.00          19.36       03/19-03/19
-------------------------------------------------------------------------------------------------------------

(1)  Ratings  shown  are  those  of  Duff  &  Phelps,   FitchIBCA  and  Moody's
     respectively. Classes marked "NR" will not be rated by the applicable Rating Agency.
(2)  Subject to a permitted variance of plus or minus 5%.
(3) Based on the Mortgage Loan Assumptions and Prepayment Assumptions, assuming 0% CPR.
(4)  Private   Certificates  not  offered  by  the  Prospectus  and  Prospectus
     Supplement.

TOP TEN MORTGAGE LOANS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
PROPERTY                 PROPERTY       PROPERTY          PRINCIPAL       % OF       UNITS/       LOAN PER
NAME                     TYPE           LOCATION          BALANCE     POOL BALANCE   SF           UNIT/SF       DSCR      LTV
--------------------------------------------------------------------------------------------------------------------------------

Exchange Apartments(1)   Multifamily    New York, NY      $58,000,000     4.9%         345      $168,116         1.48x     46.0%
Selig Loans              Office         Seattle, WA        51,092,418     4.3      620,831            82         1.24      52.6
Tallahassee Mall         Retail         Tallahassee, FL    47,937,104     4.0      973,973            49         1.15      70.1
ACCOR Loans              Credit Lease   Various Cities     40,282,058     3.4        1,224        32,910          N/A       N/A
Hato Rey Tower           Office         San Juan, PR       38,774,229     3.3      346,231           112         1.25      73.9
L'Enfant Plaza           Mixed Use      Washington, DC     37,204,671     3.1      889,438(2)        133(2)      1.39      65.9
Holiday Inn-Broadway     Lodging        New York, NY       36,000,000     3.0          531        67,797         1.94      43.9
Scholastic Building      Office         New York, NY       33,965,600     2.9      225,000           151         1.49      77.2
Blue Hills Office Park   Office         Canton, MA         33,149,000     2.8      273,863           121         1.20      78.9
150 William Street       Office         New York, NY       29,440,579     2.5      477,572            62         1.20      72.3

TOTAL/WEIGHTED AVG.                                      $405,845,659     34.2%                                  1.37x(3)  62.9%(3)
--------------------------------------------------------------------------------------------------------------------------------

(1)   For Exchange Apartments Note A only.
(2) Reflects office square footage and the allocated loan per square foot for the office space. The hotel has 370 rooms and an allocated loan per room of $83,660.
(3)   Excluding the ACCOR Loans.

MARKET ISSUES
--------------------------------------------------------------------------------

o HOTELS

      % of Pool:                                                     10.1%

      Average Balance(1):                                            $6,679,589

      Largest Loan (% of pool):                                      3.0%

      Weighted Average DSCR:                                         1.78x

      Weighted Average LTV:                                          58%

      Weighted Average Loan per Key:                                 $47,636

      Full Service or Luxury (% of pool):                            4.2%

      Limited Service (% of pool):                                   3.6%

      Extended Stay (% of pool):                                     2.4%

--------------
(1)   Based on allocated balance by property.

                                                                    CONFIDENTIAL
--------------------------------------------------------------------------------
CSFB 1999-C1

MARKET ISSUES

------------------------------------------------------------------------------

o     CREDIT TENANT LEASE LOAN - ACCOR LOANS

            % of Pool:                   3.4%
            Loan Balance:                $40,282,058
            Company Description:         ACCOR  is a  global  hospitality  and
                                         travel  group  with   activities   in
                                         tourism,    institutional   catering,
                                         vouchers and auto  rental.  ACCOR has
                                         approximately  130,000  employees and
                                         operations  in  over  130  countries.
                                         ACCOR  operates  one of  the  world's
                                         largest hotel  networks  ranging from
                                         limited   service  hotels  to  resort
                                         hotels and  including  such brands as
                                         Sofitel,  Ibis,  Novotel,  Formula  1
                                         and  Motel  6.  ACCOR  also  operates
                                         one of the  world's  largest  service
                                         voucher  programs with  approximately
                                         10    million    users    on    three
                                         continents,  as well as operating one
                                         of  the   largest   business   travel
                                         agency networks and Europe's  largest
                                         car rental operation.
            S&P Long Term
            Foreign Issuer Rating:       "BBB"
            S&P Outlook:                 Negative
            Market Cap(1):               / /7.55 billion
            1998 Revenues(2):            / /5.623 billion
            1998 EBITDA(2):              / /949 million

--------------
(1)   Source: Bloomberg, October 14, 1999
(2)   ACCOR 1998 Annual Report

MARKET ISSUES
--------------------------------------------------------------------------------

o RETAIL

--------------------------------------------------------------------------------
                            # OF        % OF        SQUARE          % OF RETAIL
                         PROPERTIES     POOL         FEET           SQUARE FEET
--------------------------------------------------------------------------------

  Anchored Retail            29          18%       3,685,197            92%

  Unanchored Retail          13           3         316,124              8
--------------------------------------------------------------------------------

MARKET ISSUES
--------------------------------------------------------------------------------

o  SUBORDINATE FINANCINGS(1)

      % of Pool:                                         14.8%

      Balance of Subordinate Financings(2):              $57.2 million

      % of Pool with Subordinate
            Financing Held by Originator:                3.1%

      % of Pool with Subordinate
            Financing Held by Third Party:               11.7%

      Weighted Average LTV(3):                           55.5%

      Weighted Average Aggregate LTV(4):                 73.5%
--------------
(1) Includes mezzanine debt, preferred equity and secured second mortgages. Excludes loans secured by cooperative properties.
(2) Includes only the allocated portions of the Selig Mezzanine Loan, L'Enfant Mezzanine Loan and L'Enfant Preferred Equity Interest.
(3) Percentage indicates LTV for the Loans included in the Trust Fund (excluding the subordinate financings) and the L'Enfant Whole Loan.
(4) Includes the aggregate of the Exchange Apartments Loans, the allocated portion of the Selig Mezzanine Loan and the Aggregate of the L'Enfant Notes, L'Enfant Mezzanine Loan and L'Enfant Preferred Equity Interest.

Exchange Apartments
Location:           New York, NY
Principal Balance:  $58,000,000
Units:              345
DSCR:               1.48x
LTV:                46%

--------------------------------------------------------------------------------

                   [A graphic was omitted that consisted of a
                photograph of the Exchange Apartments property.]

--------------------------------------------------------------------------------

Selig Loans -- Airborne Building
Location:           Seattle, WA
Principal Balance:  $51,092,418
Square Feet:        620,831
DSCR:               1.24x
LTV:                52.6%

--------------------------------------------------------------------------------

                   [A graphic was omitted that consisted of a photograph of the Selig Loans -- Airborne Building property.]

--------------------------------------------------------------------------------

Tallahassee Mall
Location:           Tallahassee, FL
Principal Balance:  $47,937,104
Square Feet:        973,973
DSCR:               1.15x
LTV:                70.1%

--------------------------------------------------------------------------------

                   [A graphic was omitted that consisted of a
                  photograph of the Tallahassee Mall property.]

--------------------------------------------------------------------------------

Hato Ray Tower
Location:           San Juan, PR
Principal Balance:  $38,774,229
Square Feet:        346,231
DSCR:               1.25x
LTV:                73.9%

--------------------------------------------------------------------------------

                   [A graphic was omitted that consisted of a photograph of the Hato Ray Tower property]

--------------------------------------------------------------------------------

L'Enfant Plaza
Location:           Washington, DC
Principal Balance:  $37,204,671
Square Feet:        889,438/370
DSCR:               1.39x
LTV:                65.9%

--------------------------------------------------------------------------------

                   [A graphic was omitted that consisted of a photograph of the L'Enfant Plaza property.]

--------------------------------------------------------------------------------

Holiday Inn-Broadway
Location:           New York, NY
Principal Balance:  $36,000,000
Units:              531
DSCR:               1.94x
LTV:                43.9%

--------------------------------------------------------------------------------

                   [A graphic was omitted that consisted of a
                photograph of the Holiday Inn-Broadway property.]

--------------------------------------------------------------------------------

Scholastic Building
Location:           New York, NY
Principal Balance:  $33,965,600
Square Feet:        225,000
DSCR:               1.49x
LTV:                77.2%

--------------------------------------------------------------------------------

                   [A graphic was omitted that consisted of a
                photograph of the Scholastic Building property.]

--------------------------------------------------------------------------------

Blue Hills Office Park
Location:           Canton, PA
Principal Balance:  $33,149,000
Square Feet:        273,863
DSCR:               1.20x
LTV:                78.9%

--------------------------------------------------------------------------------

                   [A graphic was omitted that consisted of a
               photograph of the Blue Hills Office Park property.]

--------------------------------------------------------------------------------

150 William Street
Location:           New York, NY
Principal Balance:  $29,440,579
Square Feet:        477,572
DSCR:               1.20x
LTV:                72.3%

--------------------------------------------------------------------------------

                   [A graphic was omitted that consisted of a
                 photograph of the 150 William Street property.]

--------------------------------------------------------------------------------